MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                   Supplement dated September 5, 2002 to the
                      Prospectus dated February 14, 2002

         The information appearing in the section entitled "Details About the Fund--How the Fund Invests" under the caption "About the Portfolio Management Team," appearing on page 8, is amended by deleting such information and adding the following:

         The Fund is managed by members of a team of investment professionals who participate in the team's research process and stock selection. Dennis W. Stattman is primarily responsible for the day-to-day management of the Fund. Mr.
         Stattman has been a senior portfolio manager of the Fund since 2000 and the associate portfolio manager of the Fund since 1989.



Code  # 10810-02-02STK